                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 20, 1999

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

         Virginia                  0-25762               54-1719855
-------------------------------  -----------         -------------------
(State or other jurisdiction of  (Commission           (IRS Employer
      incorporation)             File Number)        Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia       23060
--------------------------------------------------     ----------
   (Address of principal executive offices)            (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.        OTHER EVENTS

               The August 1999 monthly Certificateholder's Statements to investors were distributed September 20, 1999.

ITEM 7 (c).    EXHIBITS

               The following are filed as exhibits to this Report under Exhibit 20:

               1.   August Performance Summary

               2. Series 1994-A Certificateholder's Statement for the month of August 1999.

               3. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of August 1999.

               4. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of August 1999.

               5. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of August 1999.

               6. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of August 1999.

               7. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of August 1999.

               8. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of August 1999.

               9. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of August 1999.

               10. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of August 1999.

               11. Series 1998-3 Class A and Class B Certificateholder's Statements for the month of August 1999.

               12. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of August 1999.

               13. Series 1998-5 Certificateholder's Statement for the month of August 1999.

               14. Series 1998-6 Certificateholder's Statement for the month of August 1999.

               15. Series 1999-1 Class A and Class B Certificateholder's Statements for the month of August 1999

               16. Series 1999-2 Class A and Class B Certificateholder's Statements for the month of August 1999

               17. Series 1999-3 Class A and Class B Certificateholder's Statements for the month of August 1999

               18.  Trust Excess Spread Analysis




                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                  CAPITAL ONE MASTER TRUST

                                  By:      CAPITAL ONE BANK
                                           Servicer

                                  By:      /s/ David M. Willey
                                           -------------------------------------
                                           David M. Willey
                                           Senior Vice President and Treasurer

Date:  September 20, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                  SEQUENTIALLY
EXHIBIT                                                                           NUMBERED
NUMBER    EXHIBITS                                                                PAGE
-------   --------                                                                ------------
   1      August Performance Summary                                                  07

   2      Series 1994-A Certificateholder's Statement for
          the month of August 1999                                                    09

   3      Series 1995-1 Class A and Class B Certificate-
          holder's Statements for the month of August 1999                            10

   4      Series 1995-3 Class A and Class B Certificate-
          holder's Statements for the month of August 1999                            12

   5      Series 1996-1 Class A and Class B Certificate-
          holder's Statements for the month of August 1999                            14

   6      Series 1996-2 Class A and Class B Certificate-
          holder's Statements for the month of August 1999                            16

   7      Series 1996-3 Class A and Class B Certificate-
          holder's Statements for the month of August 1999                            18

   8      Series 1997-1 Class A and Class B Certificate-
          holder's Statements for the month of August 1999                            20

   9      Series 1997-2 Class A and Class B Certificate-
          holder's Statements for the month of August 1999                            22

   10     Series 1998-1 Class A and Class B Certificate-
          holder's Statements for the month of August 1999                            25

   11     Series 1998-3 Class A and Class B Certificate-
          holder's Statements for the month of August 1999                            28

   12     Series 1998-4 Class A and Class B Certificate-
          holder's Statements for the month of August 1999                            31

   13     Series 1998-5 Certificateholder's Statement for
          the month of August 1999                                                    33

   14     Series 1998-6 Certificateholder's Statement for

                                                                    Page 5 of 45

          the month of August 1999                                                    34

   15     Series 1999-1 Class A and Class B Certificate-
          holder's Statements for the month of August 1999                            35

   16     Series 1999-2 Class A and Class B Certificate-
          holder's Statements for the month of August 1999                            37

   17     Series 1999-3 Class A and Class B Certificate-
          holder's Statements for the month of August 1999                            39

   18     Trust Excess Spread Analysis                                                41


                                                                    Page 6 of 45